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                                                                   EXHIBIT 10.2
                             MEDIA ARTS GROUP, INC.
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                   AUTHORIZATION AND STOCK PURCHASE AGREEMENT

Employee's
Name             ---------------------------------------------------------------
(print or type)      First                   Middle             Last

Date of Hire                        Social Security No.
                 -----------------                     -------------------------

Address
                 ---------------------------------------------------------------
                     Number                  Street

                 ---------------------------------------------------------------
                     City                    State              Zip

     I have been advised of my eligibility to participate in the Media Arts Group, Inc. Employee Qualified Stock Purchase Plan (the "Stock Plan"). I have read and agree to be bound by the terms of the Stock Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Plan.

     I hereby elect to participate in the Stock Plan for the Offering Period beginning on July 1, ____/January 1, ____ (circle appropriate one and fill in the year) and hereby authorize Media Arts Group, Inc. (the "Company") to withhold ____% (whole percentage, not to exceed 10%) of my Base Pay on each Payday. I understand and agree that such amounts shall be credited to my account maintained under the Stock Plan and, upon the automatic exercise of the Option granted to me with respect to such Offering Period, will be contributed from my account to the Company in payment for whole shares of the Company's stock in accordance with the terms of the Stock Plan.

     I hereby agree that this Authorization shall supersede any Authorization previously delivered to the Company and that this Authorization shall continue to operate with respect to each Offering Period commencing after the Offering Period described above in which I am eligible to participate.

                             BENEFICIARY DESIGNATION

     Subject to the provisions of the Stock Plan, I designate the following beneficiary(ies). This designation is to supersede any prior designation which I may have made under the Stock Plan.


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     Select P for primary beneficiary or C for contingent beneficiary and complete the beneficiary's name and relationship. (A contingent beneficiary receives all death benefits in the event the primary beneficiary is not alive at the time of your death.) Unless otherwise specified herein or specified in the Stock Plan, if more than one beneficiary is designated, payments will be made in equal shares to those persons designated as beneficiaries who survive you.

                           Name                            Relationship
                           ----                            ------------

     P         C
-----     -----     -------------------------      -----------------------------

     P         C
-----     -----     -------------------------      -----------------------------

-------------------------------   -------------    -----------------------------
     Employee's Signature             Date                    Witness


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                     TERMINATION OF PARTICIPATION UNDER THE
                             MEDIA ARTS GROUP, INC.
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

Employee's Name
                 ---------------------------------------------------------------
(print or type)           First              Middle                 Last

     I hereby terminate my participation in the Media Arts Group, Inc. Employee Qualified Stock Purchase Plan ("Stock Plan") as of this date or as soon as possible according to the provisions of the Stock Plan and the next available pay period. Unless my termination of participation is during the last two weeks of the Offering Period, all amounts credited to my account under the Stock Plan shall be returned to me, without interest. If my termination of participation occurs during the last two weeks of an Offering Period, the option granted to me with respect to such Offering Period shall be exercised as of the last day of such Offering Period.

     I understand that I will not be eligible to participate in the Stock Plan for the Offering Period first commencing after the effective date of my termination under the Stock Plan.




--------    ---------------------------------
  Date            Employee's Signature


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